                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ______________________


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 7, 1995

                             T CELL SCIENCES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-15006          13-3191702
- -------------------------------     -----------------  ------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE   (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)      NUMBER             IDENTIFICATION NO.)


             115 FOURTH AVENUE,  NEEDHAM, MASSACHUSETTS  02194-4135
            -------------------------------------------------------
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (617) 433-0771
       ------------------------------------------------------------------




                                                 Page 1 of 18
                                                 Exhibit Index appears on Page 5

ITEM 5:  OTHER EVENTS

         T Cell Sciences, Inc. (the "Company") filed a Form 8-KA dated October 25, 1994 (portions of which are subject to confidential treatment) reporting that the Company and SmithKline Beecham p.l.c. ("SmithKline Beecham") had signed a new product development and license option agreement effective October 21, 1994 for sCR1 ("1994 Agreement"). The 1994 Agreement superseded a prior agreement dated November 21, 1989 for sCR1.

         The foregoing summary of the Termination Agreement is qualified by the terms and conditions of the Termination Agreement, which is enclosed as an Exhibit hereto (except for certain portions for which confidential treatment has been requested).

         The Termination Agreement does not supersede or effect the existence of the 1990 agreement between the Company, SmithKline Beecham and Yamanouchi Pharmaceuticals, Ltd. for the development and marketing of sCR1 in Japan.

         Effective February 10, 1995, the Company and SmithKline Beecham agreed to a mutual termination of the 1994 Agreement and completed a termination agreement dated April 7, 1995 ("Termination Agreement"). Under the Termination Agreement, the Company has regained all patent and technology rights previously granted to SmithKline Beecham for sCR1 in all countries of the world except Japan and has been exclusively licensed to SmithKline Beecham's patent and technology rights for sCR1. In addition, the Company will receive a supply of finished sCR1. Thereafter, the Company and SmithKline Beecham will have no further obligations, financial or otherwise, to the other.

ITEM 7:      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

     (C)     Exhibits
             --------

             Exhibit 10.1     Termination Agreement1








__________________________________

    1 T Cell Sciences, Inc. (the Company ) has filed an application for confidential treatment for certain portions of the Termination Agreement between the Company and SmithKline Beecham, p.l.c., dated as of April 7, 1995 and filed with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K on April 26, 1995. The information in those portions which are the subject of the application for confidential treatment and are designated by blackened material in the copy of the Termination Agreement attached hereto, has been filed separately and in its entirety with the Securities and Exchange Commission pursuant to the application for confidential treatment.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.


                                       T CELL SCIENCES, INC.
                                       ---------------------
                                       (Registrant)


Dated: April 26, 1995                      By: /s/ Alan W. Tuck
                                               ----------------
                                           Alan W. Tuck
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX

                 EXHIBIT NUMBER            EXHIBIT                                   PAGE
                 --------------            -------                                   ----
                 Exhibit 10.01                     Termination Agreement2            6






__________________________________

    2    T Cell Sciences, Inc. (the  Company ) has filed an application for confidential treatment for certain portions of the Termination Agreement between the Company and SmithKline Beecham, p.l.c., dated as of April 7, 1995 and filed with the Securities and Exchange Commission as an exhibit to the Company's Current Report on Form 8-K on April 26, 1995.  The information in those portions which are the subject of the application for confidential treatment and are designated by blackened material in the copy of the Termination Agreement attached hereto, has been filed separately and in its entirety with the Securities and Exchange Commission pursuant to the application for confidential treatment.